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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 MARCH 28, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


              DELAWARE                            0-24667                          04-3411833
           (State or other                      (Commission                       (IRS employer
           jurisdiction of                     file number)                    identification no.)
          incorporation or
            organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200

             -------------------------------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)

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ITEM 5.    OTHER EVENTS

         On March 28, 2000, the Registrant distributed a Consent Solicitation Statement to the holders of its 10 1/8% Senior Subordinated Notes due 2007. A copy of this Consent Solicitation Statement is filed as Exhibit 99.1 hereto.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      EXHIBITS

                           The following Exhibits are filed herewith:

                            99.1    Consent Solicitation Statement as
                                    distributed to the holders of the Company's
                                    10 1/8% Senior Subordinated Notes due 2007.


                                             [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MARKETING SPECIALISTS CORPORATION


                                     By:      /s/ TIMOTHY M. BYRD
                                            -----------------------------------
                                            Timothy M. Byrd
                                            Chief Financial Officer

Date:  March 29, 2000


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                                  EXHIBIT INDEX


EXHIBIT
NO.                DESCRIPTION
-------            -----------

99.1*              Consent Solicitation Statement as distributed to the holders of the Company's
                   10 1/8% Senior Subordinated Notes due 2007.



*  filed herewith